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                      THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 17, 1995 (this "Agreement"), is among AMERICAN HEALTH PROPERTIES, INC., a Delaware corporation, as Borrower, the lenders listed on the signature pages hereof as Revolving Lenders (the "Revolving Lenders"), the lenders listed on the signature pages hereof as Term Lenders (the "Term Lenders"), BANQUE PARIBAS, as Term Co-Agent (the "Term Co-Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

                             Preliminary Statement

           (Certain capitalized terms used herein are below defined)

         A. Borrower, Revolving Lenders, Administrative Agent, and Documentation Agent previously entered into that certain Credit Agreement, dated as of December 23, 1993, as amended by the First Amendment to Credit Agreement, dated as of April 27, 1994, and by the Second Amendment to Credit Agreement, dated as of January 19, 1995 (as so amended, the "Credit Agreement"). Barclays Bank PLC was removed by Lenders as Documentation Agent and not replaced, leaving Administrative Agent as the sole Agent under the Credit Agreement.

         B. Borrower wishes to add a $24,000,000 term loan facility to the Credit Agreement and Term Lenders are prepared to provide such facility on the terms and conditions set forth below.

         C. Pursuant to Section 9.2 of the Credit Agreement, this Agreement requires the consent of Required Lenders (as defined in the Credit Agreement prior giving effect to this Agreement) and Administrative Agent, and upon such consent and with the consent of Term Lenders and subject to the terms hereof shall be binding upon all Lenders.

         NOW, THEREFORE, the parties hereto agree as follows:

1.       Definitions; Certain Rules of Construction; Schedules.

         1.1 Definitions. Unless otherwise stated herein, capitalized terms used shall have the meaning set forth in the Credit Agreement as amended hereby.

         1.2 Certain Rules of Construction. The rules of construction set forth in Section 1.3 of the Credit Agreement are applicable to this Agreement.





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2.       Amendments to Credit Agreement.

         2.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms in full:

         "Applicable Base Rate Margin" means (a) 0.0% in the case of a Revolving Loan and (b) 0.25% through December 31, 1995, and 0.50% thereafter in the case of a Term Loan;provided that, in the case of the Revolving Loans, commencing on the Business Day next following any period of 180 consecutive days during which the average daily balance of the Total Usage (exclusive of Loans made following the Closing Date for permitted Construction and Development Investments to the extent the projects relating thereto have not yet been completed) has been more than $50,000,000, such margin shall be 0.5%, such increased margin to remain in effect until the Business Day next following the first period of thirty consecutive days after such increased margin became effective during which the average daily balance of the Total Usage (exclusive of Loans made following the Closing Date for permitted Construction and Development Investments to the extent the projects relating thereto have not yet been completed) has been less than $50,000,000.

         "Applicable Eurodollar Rate Margin" means (a) 1.5% in the case of a Revolving Loan and (b) 1.75% through December 31, 1995, and 2.00% thereafter in the case of a Term Loan; provided that (x) in the case of both Revolving Loans and Term Loans, at any time Threshold Rating Status exists, such margin shall be decreased by 0.25%; and (y) in the case of Revolving Loans only, commencing on the Business Day next following any period of one hundred eighty consecutive days during which the average daily balance of the Total Usage (exclusive of Loans made following the Closing Date for permitted Construction and Development Investments to the extent the projects relating thereto have not yet been completed) has been more than $50,000,000, such margin shall be increased by 0.5%, any such increase to remain in effect until the Business Day next following the first period of thirty consecutive days after such increase became effective during which the average daily balance of the Total Usage (exclusive of Loans made following the Closing Date for permitted Construction and Development Investments to the extent the projects relating thereto have not yet been completed) has been less than $50,000,000.

         "Borrowing" means a borrowing hereunder consisting of Loans of the same Class and Type made to Borrower at the same time with, in the case of Eurodollar Rate Loans, the same Interest Period by Lenders pursuant to Article I.

         "Commitment" means a Revolving Commitment or a Term Commitment, and "Commitments" means both of the foregoing, as the context may require.





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         "Commitment Percentage" means, for any Lender with respect to its
         Commitment of any Class, the ratio of such Lender's Commitment of such Class to the aggregate of all Lenders' Commitments of the same Class.

         "Fees" means all Agents' Fees, the Facility Fee, the Term Up-Front Fee, the Term Facility Fee, the Letter of Credit Fees, and the Up-Front Fees.

         "Issuing Lender" means Wells Fargo in its capacity as the issuer of Letters of Credit.

         "Note" means any one of the promissory notes substantially in the form of Exhibit N-1 attached hereto, executed by Borrower to the order of a Lender and evidencing the obligation of Borrower to repay the Loans made by such Lender to Borrower.

         "Required Lenders" means, at the time any determination thereof is to be made, lenders having at least 66-2/3% of the aggregate of (a) the Term Commitments, or if the Term Commitments are no longer outstanding, the Term Loans and (b) the Revolving Commitments, or if the Revolving Commitments are no longer outstanding, the Revolving Loans.

         2.2 Section 1.1 of the Credit Agreement is hereby amended to add the following defined terms:

         "Term Co-Agent" means Banque Paribas.

         "Combined Exposure" means, as to any Lender at any time, an amount equal to the sum of (a) the Term Loans of such Lender and (b) (i) at any time prior to the termination of the Revolving Commitments, the Revolving Commitment of such Lender or (ii) at any time on or after the termination of the Revolving Commitments, the aggregate amount of such Lender's (A) Revolving Loans and (B) participation in the Letter of Credit Liability.

         "Maturing Senior Debt" means the $24,000,000 required prepayment due on May 31, 1995, pursuant to the Note Agreement, dated as of May 1, 1989, among Borrower and the purchasers listed on Schedule I thereto, relating to Borrower's $125,000,000 Senior Notes, consisting of $5,000,000 in 11.33% Series A Notes due May 31, 1996, and $120,000,000
         in 11.40% Series B Notes due May 31, 1999.

         "Revolving Commitment" means, as to any Lender, the obligation of such Lender to make Revolving Loans to Borrower in an aggregate principal amount at any one time outstanding up to and including the amount, if any (a) set forth with respect to such Lender onSchedule 1A hereto under the caption "Revolving Commitment" or (b) set forth in any applicable Assignment and Acceptance, as, in either





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         case, the same may be reduced from time to time pursuant toSection
         2.10 or to give effect to any assignment under Section 9.8(c).

         "Revolving Commitment Percentage" means, for any Revolving Lender with respect to its Revolving Commitment, the ratio of such Lender's Revolving Commitment to the aggregate of all Lenders' Revolving Commitments.

         "Revolving Lender" means a Lender with a Revolving Commitment.

         "Revolving Loan" means a Loan made by a Revolving Lender pursuant to
         Section 2.1, and "Revolving Borrowing" means a Borrowing consisting of Revolving Loans.

         "Second Amendment" means the Second Amendment to Credit Agreement, dated as of January 19, 1995, among Borrower, Revolving Lenders, and Administrative Agent.

         "Term Commitment" means, as to any Lender, the obligation of such Lender to make a Term Loan to Borrower in an aggregate principal amount up to and including the amount, if any (a) set forth with respect to such Lender on Schedule 1A hereto under the caption "Term Commitment" or (b) set forth in any applicable Assignment and Acceptance, as, in either case, the same may be reduced from time to time pursuant toSection 2.10 or to give effect to any assignment underSection 9.8(c).

         "Term Commitment Percentage" means, for any Term Lender with respect to its Term Commitment, the ratio of such Lender's Term Commitment to the aggregate of all Lenders' Term Commitments.

         "Term Facility Fee" has the meaning set forth in Section 2.11.

         "Term Lender" means a Lender with a Term Commitment.

         "Term Loan" means a Loan made by a Term Lender pursuant to Section 2.1A and "Term Borrowing" means a Borrowing consisting of Term Loans.

         "Term Maturity Date" means April 30, 1997.

         "Term Up-Front Fee" has the meaning set forth in Section 2.11.

         "Third Amendment" means the Third Amendment to Credit Agreement, dated as of May 17, 1995, among Borrower, Lenders, and Administrative Agent.





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         "Third Amendment Effective Date" means the date on which the Third
         Amendment becomes effective pursuant to the terms thereof.

         2.3 Article I of the Credit Agreement is hereby amended to add a new Section 1.7 as follows:

         Section 1.7 Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type." The "Class" of a Loan (or of a Commitment to make such a Loan or of a Borrowing comprising such Loans) refers to the determination whether such Loan is a Revolving Loan or Term Loan, each of which constitutes a Class. Combinations of such Classes, as well as subdivisions of such Classes may similarly be referred to as Classes. The "Type" of a Loan (or of a Borrowing compromising such Loans) refers to the determination whether such Loan is a Base Rate Loan or an Eurodollar Rate Loan. Loans may be identified by both Class and Type e.g., a "Revolving Eurodollar Rate Loan" is a Loan which is both a Revolving Loan and an Eurodollar Rate
         Loan).

         2.4 Section 2.1 of the Credit Agreement is hereby amended to insert the word "Revolving" before the terms "Lender", "Lenders", "Loan", "Loans", "Borrowing", "Borrowings", "Commitment", and "Commitments" each time any such term appears in such Section 2.1.

         2.5 Section 2.1A is hereby added to the Credit Agreement to read in full as follows:

                 2.1A Term Loans. Subject to the terms and conditions hereof, each Term Lender severally agrees to make a single Term Loan to Borrower, in an amount not to exceed its Term Commitment, from the Third Amendment Effective Date to May 31, 1995, at such time and in such amount as Borrower may request in accordance with Section 2.7.

                          (a) The Term Borrowing hereunder shall be made from Lenders ratably according to their respective Commitment Percentages.

                          (b) The Term Commitment of each Term Lender shall terminate on the first to occur of: (i) the making of a Term Loan by such Lender, and (ii) May 31, 1995, and no Term Lender shall have any obligation to make any Term Loan on or after such date.

                          (c) Any portion of the Term Borrowing once repaid may not be reborrowed.

                          (d) The Term Borrowing shall be in a principal amount of $24,000,000.





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         2.6     Section 2.3 of the Credit Agreement is hereby amended to
delete the phrase: "under the Revolving Credit Facility" therefrom.

         2.7 Section 2.4 of the Credit Agreement is hereby amended and restated to read in full as follows:

                 2.4 Interest Rates; Payment of Principal and Interest.

                          (a) Borrower shall make each payment hereunder to Administrative Agent, for the account of each Lender, in immediately available Dollars at Administrative Agent's office located at 420 Montgomery Street, San Francisco, California 94163 (or at such other office of Administrative Agent as may be designated, from time to time, by Administrative Agent) not later than 10:00 a.m., California time, on the date of payment (except in the case of (i) costs reimbursed pursuant to Sections 2.14 and 2.16, and (ii) interest paid in respect of a Eurodollar Rate Borrowing as to which any Lender (but not all Lenders) shall have requested and received prepayment of a Eurodollar Rate Loan and made a Base Rate Loan in a principal amount equal to the principal amount thereof pursuant to clause (i) of Section 2.15(a) or 2.17, the payment of such costs and interest being made by Borrower directly to the Lender or Lenders claiming same). Administrative Agent shall, on either the Business Day which is the day on which Administrative Agent receives a payment from Borrower if Administrative Agent shall have received such payment from Borrower by 10:00 a.m., California time, or on the next Business Day following the Business Day on which Administrative Agent receives a payment from Borrower if such payment is received after 10:00 a.m., California time, initiate payment to each Lender of its ratable share (according to its Commitment Percentage) of the Loans repaid. If Administrative Agent shall initiate such payment to a Lender later than on the Business Day above provided, then Administrative Agent shall pay to such Lender, in addition to its ratable share (according to its Commitment Percentage) of the Loans repaid, interest on such amount, until payment is initiated, at the Federal Funds Rate.

                          (b) Subject to Section 2.5, each Base Rate Loan shall bear interest, upon the unpaid principal balance thereof, from and including the date advanced or converted to but excluding the date of repayment or conversion thereof, at a fluctuating rate, per annum, equal to the lesser of: (i) the Base Rate plus the Applicable Base Rate Margin; and (ii) the Highest Lawful Rate. Interest due on Base Rate Loans shall be due and payable quarterly, in arrears, commencing on the first Quarterly Payment Date following the Closing





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                 Date, and continuing on each Quarterly Payment Date thereafter up to and including the Quarterly Payment Date immediately preceding the Revolving Credit Facility Maturity Date in the case of Revolving Loans and Term Maturity Date in the case of Term Loans, and on the Revolving Credit Facility Maturity Date in the case of Revolving Loans and Term Maturity Date in the case of Term Loans.

                          (c) Subject to Section 2.5, each Eurodollar Rate Loan shall bear interest, upon the unpaid principal balance thereof, from and including the date advanced, converted, or continued to but excluding the date of repayment or conversion thereof, at a rate, per annum, equal to the lesser of: (i) the Eurodollar Rate plus the Applicable Eurodollar Rate Margin; and (ii) the Highest Lawful Rate. Interest due on Eurodollar Rate Loans shall be due and payable, in arrears, on each Interest Payment Date applicable to that Eurodollar Rate Loan. Each Eurodollar Rate Loan shall be for a term equal to the Interest Period permitted hereunder and requested by Borrower in the applicable Request for Credit Extension or Request for Conversion/Continuation; provided that no such Interest Period may extend beyond the Revolving Credit Facility Maturity Date in the case of a Revolving Loan or the Term Maturity Date in the case of a Term Loan.

                          (d) Unless prepaid in accordance with the terms hereof, the outstanding principal balance of (i) all Revolving Loans shall be due and payable, in full, on the Revolving Credit Facility Maturity Date and (ii) all Term Loans shall be due and payable, in full, on the Term Maturity Date.

                          (e) If, as a result of the operation of any provision of this Agreement, Borrower repays a Eurodollar Rate Loan prior to the expiration of the Interest Period applicable thereto, then Borrower shall, concurrently with the repayment of any such Loan, pay any and all accrued and unpaid interest on the amount repaid.

                          (f) Notwithstanding anything to the contrary contained in this Agreement, Borrower may not have, in the aggregate, more than (i) five Eurodollar Rate Borrowings outstanding at any time under the Revolving Commitments and
                 (ii) one Eurodollar Rate Borrowing outstanding at any time under the Term Commitments.

         2.8 Section 2.8(d) of the Credit Agreement is hereby amended and restated to read in full as follows:





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                          (d)     No Borrowing (or portion thereof) may be
                 converted into, or continued as, a Eurodollar Rate Borrowing with an Interest Period that ends after the Revolving Credit Facility Maturity Date in the case of a Revolving Borrowing or after the Term Maturity Date in the case of a Term Borrowing. If fewer than all of the Loans outstanding at the time of conversion or continuation shall be converted or continued, such conversion or continuation shall be made pro rata among Lenders in accordance with the respective proportions of the principal amounts of the Loans held by Lenders immediately prior to such conversion or continuation.

         2.9 Section 2.10 of the Credit Agreement is hereby amended and restated to read in full as follows:

                 2.10 Termination or Reduction of Commitments; Mandatory and Voluntary Prepayments.

                          (a) Voluntary Reduction of Revolving Commitments. Borrower shall have the right, at any time and from time to time, to reduce permanently, in whole or in part, the unused and unreserved portion of the Revolving Commitments. Borrower shall give Administrative Agent not less than five Business Days prior written notice designating the date (which shall be a Business Day) of such reduction and the amount of such reduction. Such reduction shall be effective on the date specified in Borrower's notice given in compliance herewith. Any reduction shall be in a minimum amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof and shall reduce each Revolving Lender's Revolving Commitment ratably according to its Commitment Percentage extant immediately prior to such reduction.

                 (b)      Mandatory Prepayments.

                                  (i)      Borrower shall, from time to time,
                 make mandatory prepayments of the Loans, without penalty or premium, in an amount equal to: (A) 100% of the Net Cash Proceeds arising from the sale or other disposition of Assets of Borrower or any of its Subsidiaries pursuant to clauses (a) and (b) of Section 6.9, (B) 100% of the Net Cash Proceeds arising from (1) the issuance and sale by Borrower or its Subsidiaries of debt securities (other than the Term Loans) or equity securities (including Preferred Stock), or (2) the incurrence by Borrower or any of its Subsidiaries of any Debt permitted under Section 6.1(j), and (C) upon Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.7, and 2.8 of the Second Amendment becoming effective pursuant to the terms thereof, the lesser of (1) 100% of the Net Cash Proceeds arising from the sale





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                 or other disposition of any PG Assets pursuant toclause (c) of
                 Section 6.9 (as amended by the Second Amendment) and (2) the outstanding amount of the PG Debt as of the date of such sale or other disposition; provided that in the case of (A), (B), or
                 (C) above of this clause (i), the amount of any such mandatory prepayment shall not exceed the total of (x) then current Revolving Credit Facility Usage and (y) the outstanding balance of the Term Loans.

                                  (ii)     Each mandatory prepayment shall be
                 applied (A) in the following order: (1) to prepay the Revolving Loans to the extent thereof and (2) to prepay the Term Loans to the extent thereof, (B) to each Lender's outstanding Loans of a particular Class, based upon such Lender's pro rata share of the Loans of that Class outstanding immediately prior to such prepayment, and (C) as to each Class, first to Base Rate Loans of that Class. Borrower shall make payment of the amounts required by this Section 2.10(b) within two Business Days of Borrower's or its Subsidiaries' receipt of same; provided that, prior to the occurrence and continuation of any Event of Default or Unmatured Event of Default, if any amounts required to be prepaid pursuant to this Section 2.10(b) would result in Borrower becoming liable for costs pursuant to Section 2.14(d), then Borrower shall make payment of such amounts on the next maturing Interest Period(s).

                          (c) Mandatory Reduction of Revolving Commitments. From and after notice to Borrower by Administrative Agent, given at the request of any Revolving Lender, that an Event of Default or Unmatured Event of Default has occurred and is continuing, the outstanding Revolving Commitments shall be permanently reduced (such permanent reduction in the Revolving Commitments to occur irrespective of the amount or the Revolving Facility Usage at the time of such reduction in Commitments) in an amount equal to: (A) 100% of the Net Cash Proceeds arising on or after the date such notice is given from the sale or other disposition of Assets of Borrower or any of its Subsidiaries pursuant to clauses (a) and (b) of
                 Section 6.9, (B) 100% of the Net Cash Proceeds arising on or after the date such notice is given from (1) the issuance and sale by Borrower or its Subsidiaries of debt securities or equity securities (including Preferred Stock), or (2) the incurrence by Borrower or any of its Subsidiaries of any Debt permitted under Section 6.1(j), and (C) upon Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.7, and 2.8 of the Second Amendment becoming effective pursuant to the terms thereof, 100% of the Net Cash Proceeds arising on or after the date such notice is given from the sale or other disposition of any PG Assets pursuant to





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                 clause (c) of Section 6.9.  Any reduction of the Revolving
                 Commitments pursuant to this Section 2.10 shall reduce each Lender's Revolving Commitment ratably according to such Lender's Commitment Percentage extant immediately prior to such reduction.

                          (d) Voluntary Prepayments. Borrower may upon notice to Administrative Agent, given one Business Day in advance in the case of a Base Rate Borrowing and three Business Days in advance in the case of Eurodollar Rate Borrowing, prepay any Borrowing in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or a larger multiple of $1,000,000 (e.g., $6,000,000), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and any sums payable pursuant to Section 2.14(d).

The foregoing amendment to Section 2.10(c) of the Credit Agreement entirely supersedes the amendment to Section 2.10(c) set forth in Section 2.3 of the Second Amendment.

         2.10 Section 2.11 of the Credit Agreement is hereby amended and restated to read in full as follows:

                 2.11 Facility and Other Fees.

                          (a) Borrower shall pay a fee (the "Facility Fee") to Administrative Agent, to be distributed by Administrative Agent to each Revolving Lender ratably according to each Revolving Lender's then existing Commitment Percentage of the Revolving Commitments. The Facility Fee shall be equal to 0.25%, per annum, of the average daily amount of the aggregate Revolving Commitments. The Facility Fee shall begin to accrue on the Closing Date and shall be payable, in arrears, commencing on the first Quarterly Payment Date after the Closing Date and continuing on each Quarterly Payment Date thereafter up to and including the Quarterly Payment Date immediately preceding the Revolving Credit Facility Maturity Date, and on the Revolving Credit Facility Maturity Date.

                          (b) Borrower shall pay a fee (the "Term Up-Front Fee") to Administrative Agent, to be distributed by Administrative Agent to each Term Lender ratably according to its Commitment Percentage of the Term Commitments. The Term Up-Front Fee shall be equal to 0.75% of the aggregate Term Commitments and shall be payable on the Third Amendment Effective Date.

                          (c) Borrower shall pay a fee (the "Term Facility Fee") to Administrative Agent, to be distributed by Administrative Agent to each Term Lender ratably





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                 according to pro rata share of the Term Loans.  The Term
                 Facility Fee shall be equal to 0.25% of the aggregate amount of the Term Loans, if any, outstanding on May 31, 1996 and shall be payable on such date.

         2.11 Article III of the Credit Agreement is hereby amended to add a new Section 3.4 thereto as follows:

                 3.4 Conditions Precedent to the Term Loans. In addition to the conditions set forth in Section 3.2, the obligation of each Term Lender to make its Term Loan is subject to the fulfillment, at or prior to the time of the making of such Loan, of each of the following further conditions:

                          (a) Borrower shall have paid the Term Up-Front Fee to Administrative Agent for account of each Term Lender; and

                          (b) Administrative Agent shall have received a Note, each duly executed by Borrower to the order of any Term Lender which has theretofore not received a Note.

         2.12 Section 6.1(a) of the Credit Agreement is hereby amended and restated to read in full as follows:

                          (a) Borrower and its Subsidiaries may become and remain liable with respect to the Debt evidenced by any of the Credit Documents, including the Term Loans:

         2.13 Section 6.15 of the Credit Agreement is hereby amended and restated to read in full as follows:

                 6.15     Use of Proceeds and Letters of Credit.

                          (a) Borrower shall use the proceeds of the initial Revolving Loans made hereunder to repay in full all Debt of Borrower outstanding under the Original Credit Agreement (including principal, accrued and unpaid interest, interest period breakage costs, and fees, costs, and expenses). Thereafter, Borrower shall use the proceeds of any Revolving Loans made hereunder solely (i) to make any Investment permitted by clauses (c) and (d) of Section 6.3 or
                 (ii) as otherwise expressly provided by this Agreement.

                          (b) Borrower shall obtain the issuance of Letters of Credit solely in connection with the ordinary course of its or its Subsidiaries' business.

                          (c) Borrower shall use the proceeds of the Term Loans solely to repay the Maturing Senior Debt.





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         2.14    Section 8.1 of the Credit Agreement is amended by new sentence at the end of the existing text as follows:

                 Term Co-Agent shall have no rights or duties as an Agent under this Agreement.

         2.15 Section 8.5 of the Credit Agreement is hereby amended to delete the phrase: "principal amount of the Note then held by such Lender (or, if no principal is outstanding under the Notes at that time, according to their share of the Commitment)" appearing at the fourth through the sixth lines thereof, and substituting therefor the phrase: "Combined Exposure of such Lender."

         2.16 The following exhibits and schedules to the Credit Agreement are hereby amended and restated in their entirety to be in the forms respectively attached to this Agreement:

                 Exhibit A-1      Form of Assignment and Acceptance Agreement

                 Exhibit R-1      Form of Request for Conversion/Continuation

                 Exhibit R-2      Form of Request for Credit Extension

                 Schedule 1A Schedule of Lenders, Commitments, Commitment Percentages, Domestic Lending Offices, and Eurodollar Lending Offices

3. Representations and Warranties. Borrower represents and warrants on and as of the Effective Date (as hereinafter defined) as follows:

         3.1 Requisite Power and Authorization. Borrower has all requisite corporate power to execute and deliver this Agreement and to borrow the sums provided for in the Credit Agreement as amended hereby. Each of the Subsidiary Guarantors has all requisite corporate power to execute and deliver the Reaffirmation of Subsidiary Guarantors appended to this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by Borrower's board of directors and all necessary corporate action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of the stockholders of Borrower which has not been obtained. The execution, delivery, and performance of the Reaffirmation of Subsidiary Guarantors appended to this Agreement by each of the Subsidiary Guarantors have been duly authorized by the board of directors of each of the Subsidiary Guarantors, and all necessary corporate action in respect thereof has been taken by each of the Subsidiary Guarantors, and the execution, delivery, and performance thereof does not require any consent or approval of the stockholders of any of the Subsidiary Guarantors which consent or approval has not been obtained.

         3.2 Binding Agreements. This Agreement has been duly executed and delivered by Borrower and constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforceability hereof may be affected by: (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; (b) the limitation of certain remedies by certain equitable principles of general applicability; and (c) the fact that the rights to indemnification hereunder may be limited by federal or state securities laws.

         3.3 Other Agreements. The execution, delivery, and performance by Borrower of this Agreement, and the execution and delivery by each of the Subsidiary Guarantors of the Reaffirmation of Subsidiary Guarantors appended to this Agreement, do not and will not: (a) violate, (i) any provision of any material federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations G, T, U, and X of the Federal Reserve Board) binding on Borrower or any of the Subsidiary Guarantors, (ii) any material order of any domestic governmental authority, court, arbitration board, or tribunal binding on Borrower or any of the Subsidiary Guarantors, or (iii) the articles or certificate of incorporation or bylaws of Borrower or any of the Subsidiary Guarantors; or (b) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than Permitted Lien) upon any of the Assets of Borrower or any of the Subsidiary Guarantors pursuant to any material Contractual Obligation of Borrower or any of the Subsidiary Guarantors.

         3.4 No Defaults. No Event of Default or Unmatured Event of Default has occurred and is continuing or will result by virtue of the transactions contemplated hereby.

4. Conditions to Effectiveness of this Agreement. This Agreement shall become effective on the date (the "Effective Date") that all of the conditions set forth below shall have been satisfied (or waived in accordance with the provisions of this Credit Agreement), and, in either case, the Administrative Agent gives notice thereof as below provided:

         4.1 CounterParts of this Agreement. Receipt by Administrative Agent of counterparts hereof signed by Borrower, Required Lenders (as defined in the Credit Agreement prior to giving effect to this Agreement), and Term Lenders and of counterparts of the Reaffirmation of Subsidiary Guarantors appended hereto signed by each of Subsidiary Guarantors;

         4.2 Amendment Fee. Receipt by Administrative Agent for the account of each Revolving Lender of an amendment fee equal to 0.0625 % of such Lender's Revolving Commitment.

         4.3 Opinions of Counsel. Receipt by Administrative Agent of the written opinion of counsel to Borrower, in form and substance acceptable to Administrative Agent and its counsel, covering such matters relating to the transactions contemplated hereby as Administrative Agent may reasonably request;

         4.4 Payment of Certain Amounts. Payment of all fees, costs, and expenses (including the fees, costs, and expenses of counsel to Administrative Agent) incurred and billed by the Administrative Agent prior to the Effective Date in connection with the preparation, negotiation, and execution of this Agreement and the other documents contemplated hereby; and

         4.5 Corporation Documents. Receipt by Administrative Agent of all documents it may reasonably request relating to the existence of Borrower and each Subsidiary Guarantor, the corporate authority for and the validity of this Agreement, the Credit Documents, and any other agreements, documents, instruments, or matters relevant hereto, all in form and substance satisfactory to Administrative Agent;

provided that this Agreement shall not become effective or be binding on any party hereto unless the conditions of this Section are satisfied not later than May 31, 1995. Promptly upon the occurrence thereof, Administrative Agent shall notify Borrower and Lenders of the Effective Date and such notice shall be conclusive and binding as to the occurrence thereof on all parties hereto. The fees payable pursuant to Section 4.2 hereof are fully earned and non-refundable when paid, without regard to whether this Agreement becomes otherwise effective.

5.       Miscellaneous.

         5.1 No Further Amendments: Conflicts. Except as expressly modified hereby, the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect. If any conflict exists between the terms and provisions of this Agreement and those of the Credit Agreement or any other Credit Document, the terms and provisions of this Agreement shall control.

         5.2 Severability. The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, the Credit Agreement, or any other Credit Document.

         5.3 Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute one and the same agreement. Any party may effect execution and delivery of this Agreement by executing a counterpart hereof and sending the signature page bearing its signature to Administrative Agent by telefacsimile and, thereafter, promptly sending by mail such original signature page to Administrative Agent; provided that the failure to deliver such original signature page shall not affect the validity, binding nature, or enforceability of this Agreement.

         5.4 GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY. THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.11, 9.12, AND
9.13 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION AND VENUE, AND WAIVER OF TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWER:                               AMERICAN HEALTH PROPERTIES, INC., a
                                        Delaware  corporation

                                        By   /s/
                                           ------------------------------------

                                        Title:   EVP
                                               --------------------------------


ADMINISTRATIVE AGENT:                   WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By   /s/
                                           ------------------------------------

                                        Title:   Vice President
                                               --------------------------------

REVOLVING LENDERS:                      FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA

                                        By   /s/
                                           ------------------------------------

                                        Title:   Vice President
                                               --------------------------------

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By   /s/
                                           ------------------------------------

                                        Title:   Vice President
                                               --------------------------------

                                        NATIONSBANK OF TEXAS, N.A.

                                        By
                                           ------------------------------------

                                        Title:
                                               --------------------------------

                                        BERLINER HANDELS-UND FRANKFURTER BANK

                                        By /s/Evon Contos /s/Dan Dobrjawsky
                                           ------------------------------------

                                        Title:   VP        Asst. Treasurer
                                               --------------------------------

                                        COLORADO NATIONAL BANK

                                        By   /s/ Cathy P. Gose
                                           ------------------------------------

                                        Title:   Vice President
                                               --------------------------------

                                        SANWA BANK CALIFORNIA

                                        By   /s/
                                           ------------------------------------

                                        Title:   Vice President
                                               --------------------------------

TERM LENDERS:                           WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By   /s/
                                           ------------------------------------

                                        Title:   Vice President
                                               --------------------------------

                                        BANQUE PARIBAS, as a Term Lender and
                                        as Term Co-Agent

                                        By   /s/
                                           ------------------------------------

                                        Title:   SVP
                                               --------------------------------

                                        By   /s/ Clare Baslke
                                           ------------------------------------

                                        Title:   V. P.
                                               --------------------------------

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                 THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance"), dated as of ____________, 19___, is entered into between _________________________ ("Assignor") and ________________________________
("Assignee"), with reference to the following:

                             Preliminary Statement

                 WHEREAS, Assignor is a signatory to that certain Credit Agreement, dated as of December 23, 1993 (as amended, the "Credit Agreement"), among American Health Properties, Inc., a Delaware corporation ("Borrower"), the financial institutions signatory thereto (collectively, "Lenders," and, individually, a "Lender"), Wells Fargo Bank, National Association, as Administrative Agent (as that term is defined in the Credit Agreement), and Barclays Bank PLC, as Documentation Agent (as that term is defined in the Credit Agreement); and

                 WHEREAS, on the terms and conditions contained herein, Assignor has agreed to sell and assign to Assignee, and Assignee has agreed to purchase, the Assigned Percentage (as defined in Section 3 hereof) of Assignor's rights and obligations as a [Revolving] [Term] Lender under the Credit Agreement as of the Effective Date (as defined in Section 6 hereof).

                 NOW, THEREFORE, in consideration of the mutual premises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto mutually agree as follows:

                 1. Definitions. All terms used herein which are defined in the Credit Agreement shall have the meaning set forth therein, unless specifically defined herein.

                 2. Construction. Unless the context of this Assignment and Acceptance clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Assignment and Acceptance refer to this Assignment and Acceptance as a whole and not exclusively to any particular provision of this Assignment and Acceptance. Article, section, subsection, exhibit, and schedule references are to this Assignment and Acceptance unless otherwise specified.

                 3. Assignment. Assignor hereby sells and assigns to Assignee, WITHOUT RECOURSE, and Assignee hereby purchases and

                                  Exhibit A-1
assumes from Assignor, a _________ percent (____%)(1) interest (the "Assigned Percentage") of Assignor's rights and obligations as a [Revolving] [Term] Lender under the Credit Agreement as of the Effective Date (including the Assigned Percentage of (a) Assignor's [Revolving] [Term] Commitment and its rights [and obligations with respect to Letters of Credit as in effect on the Effective Date] [Revolving] [Term] [, (b) each of the [Revolving] [Term] Loans owing to Assignor on the Effective Date, and (c) the promissory notes issued to and held by Assignor pursuant to Article II of the Credit Agreement, if any (the "Notes"), held by Assignor on the Effective Date].(2)

                 4.       Representations and Warranties of Assignor.
Assignor: (a) represents and warrants that, as of the date hereof, its [Revolving] [Term] Commitment (without giving effect to assignments thereof which have not yet become effective) is ____________________ Dollars ($____________); (b) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) represents and warrants that the Assigned Percentage of Assignor's rights as a [Revolving] [Term] Lender under the Credit Agreement as of the Effective Date is equal to or greater than the minimum amount permitted to be assigned under Section 9.8 of the Credit Agreement; (d) represents and warrants that, as of the Effective Date, after giving effect to the purchase of the Assigned Percentage of Assignor's rights as a [Revolving] [Term] Lender under the Credit Agreement, the aggregate amount of the [Revolving] [Term] Commitment and the [Revolving] [Term] Loans of Assignor is equal to or greater than the minimum amount permitted to be assigned under Section 9.8 of the Credit Agreement; (e) makes no representations or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Notes, or any of the Ancillary Documents; [and] (f) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its Subsidiaries or any guarantor or the performance or observance by Borrower or any of its Subsidiaries or any guarantor of any of their obligations under the Credit Agreement, the Notes, or any of the Ancillary Documents [;and (g) attaches the Notes referred to in paragraph 3 herein and requests that Administrative Agent [exchange such Note





--------------------

(1) Specify percentage of Assignor's interest only in total facility which is being assigned in nine (9) decimal points.


(2) If the Effective Date is prior to the Closing Date, bracketed provisions relating to the Loans and Notes should be deleted.

                                  Exhibit A-1
for] [cause Borrower to issue] [a new Note, dated , 19 _ in the original face amount of Dollars ($ ), executed by Borrower and payable to the order of Assignee] [new Notes as follows: a Note, dated _________________, 19___ in the original face amount of ____________________ Dollars ($___________) payable to the order of Assignee, and a Note, dated _________________, 19___, in the original face amount of _______________________ Dollars ($______________)
executed by Borrower and payable to the order of Assignor].(3)

                 5.       Representations and Warranties of Assignee.
Assignee: (a) confirms that it is an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon Agents, any Lender, or any Issuing Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any of the Credit Documents; (d) appoints and authorizes Agents to take such action as agents on its behalf and to exercise such powers under the Credit Documents as are delegated to Agents; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender; (f) agrees that, from and after the Effective Date, it shall be bound by any amendments, modifications, terminations, waivers, or consents to any of the Credit Documents (to the extent effected in accordance with the terms thereof) effected prior to the Effective Date; and (g) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature page hereof.

                 6. Effective Date. The effective date for this Assignment and Acceptance shall be ________________ ________ (the "Effective Date").(4) Following the execution of this Assignment and Acceptance: (a) Assignor shall deliver a fully executed version of this Assignment and Acceptance to Agents for acceptance by Agents and registration by Administrative Agent;





--------------------

(3) Use alternative provisions depending on whether Assignor is retaining an interest in the facility. Delete references to any Notes which are not outstanding on the Effective Date of the assignment or if Notes have not been issued pursuant to Article II of the Credit Agreement.

(4) Such date shall be at least two (2) Business Days after the execution of this Assignment and Acceptance and shall in no event take place before the satisfaction of both of the conditions set forth in the second sentence of
    Section 6 hereof.

                                  Exhibit A-1
and (b) Assignee shall pay to Administrative Agent a registration and processing fee of $3,000.

                 7. Rights upon Assignment. Upon such acceptance and recording, as of the Effective Date: (a) Assignee shall be a party to the Credit Agreement and shall be entitled to the rights and benefits of each of the Credit Documents and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a [Revolving] [Term] Lender thereunder; and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under each of the Credit Documents.

                 8. Rights Concerning Payments. Upon such acceptance and recording, from and after the Effective Date, Agents shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including all payments of principal, interest, and commitment fees with respect thereto) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the each of the Credit Documents for periods prior to the Effective Date directly between themselves.

                 9. CHOICE OF LAW: CONSENT TO JURISDICTION. EXCEPT AS OTHERWISE PROVIDED BY THE CREDIT AGREEMENT, THE VALIDITY OF THIS ASSIGNMENT AND ACCEPTANCE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ASSIGNOR AND ASSIGNEE EACH WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                 10. Headings. Section and subsection headings in this Assignment and Acceptance are included herein for convenience of reference only and shall not constitute a part of this Assignment and Acceptance or be given any substantive effect.

                 11. Severability. In case any provision in or obligation under this Assignment and Acceptance shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                                  Exhibit A-1

                 12. Counterparts. This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any party may effect execution and delivery of this Assignment and Acceptance by executing a counterpart hereof and sending the signature page bearing its signature to the other parties hereto by telefacsimile and, thereafter, promptly sending by mail such original signature page to such other parties, provided that the failure to deliver such original signature page shall not affect the validity, enforceability, or binding effect of this Assignment and Acceptance.

                 13. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS ASSIGNMENT AND ACCEPTANCE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS ASSIGNMENT AND ACCEPTANCE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                 IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be duly executed and delivered by their officers "hereunto duly authorized as of the date first written above.

                                        [NAME OF ASSIGNOR]

                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        [NAME OF ASSIGNEE]

                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        Domestic Lending Office: [Address]

                                        Eurodollar Lending Office: [Address]

Accepted this _____ day of ________________, 19___:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                  Exhibit A-1
as Administrative Agent
By:
   ------------------------------------
Title:
      ---------------------------------

AMERICAN HEALTH PROPERTIES, INC.,
a Delaware corporation
By:
   ------------------------------------
Title:
      ---------------------------------

                                  Exhibit A-1

                      REQUEST FOR CONVERSION/CONTINUATION


TO:              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                   as Administrative Agent
                 420 Montgomery Street, 9th Floor
                 San Francisco, California 94163
                 Attention: Mr. David A. Neumann


                 Pursuant to that certain Credit Agreement, dated as of December 23, 1993 (as amended, the "Credit Agreement"), among American Health Properties, Inc., a Delaware corporation ("Borrower"), the financial institutions signatory thereto, Wells Fargo Bank, National Association, as Administrative Agent, and Barclays Bank PLC, as Documentation Agent, this Request for Conversion/Continuation represents Borrower's request to:

                 (a) convert $_________________ in principal amount of [Term] [Revolving] [Base] [Eurodollar] Rate Borrowings on ________________, 19___, to a [Eurodollar] Rate Borrowing; with an interest period of ___________ months and expiring on ________________, 19___;

                 (b) convert $_____________ in principal amount of [Term] [Revolving] Eurodollar Rate Borrowings on _______________, 19___ to a Base Rate Borrowing;

                 (c) continue as Eurodollar Rate Borrowings $__________ in principal amount of presently outstanding [Term] [Revolving] Eurodollar Rate Borrowings, commencing on ________________, 19___, with an interest period of months and expiring on ______________, 19___.

                 All terms used herein which are defined in the Credit Agreement shall have the meaning set forth therein, unless specifically defined herein.

Dated:  __________________, 19___.

                                        AMERICAN HEALTH PROPERTIES, INC., a
                                        Delaware corporation

                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------





                                  Exhibit R-1

                          REQUEST FOR CREDIT EXTENSION


TO:              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                   as Administrative Agent
                 420 Montgomery Street, 9th Floor
                 San Francisco, California 94163
                 Attention: Mr. David A. Neumann


                 Pursuant to that certain Credit Agreement, dated as of December 23, 1993 (as amended, the "Credit Agreement"), among American Health Properties, Inc., a Delaware corporation ("Borrower"), the financial institutions signatory thereto (collectively, "Lenders" and individually, a "Lender"), Wells Fargo Bank, National Association, as Administrative Agent, and Barclays Bank PLC, as Documentation Agent, this Request for Credit Extension, delivered in accordance with Section 2.7 of the Credit Agreement, represents Borrower's request for an extension of credit pursuant to the Credit Agreement as follows:

1.               The Class of the Borrowing is (check as applicable).

                 ______   Term Borrowing

                 ______ Revolving Borrowing (or the issuance of a Letter of Credit under the Revolving Commitments)

2.               The Type of Borrowing is:

                 $______  A Base Rate Borrowing;

                 $______ A Eurodollar Rate Borrowing with an Interest Period of months, expiring on ______________, 19___; and

                 $______ The issuance of one or more Letters of Credit on the terms and conditions set forth on Schedule 1 attached hereto.

                 $_____   TOTAL

3. [It is requested that the Borrowing requested hereby be made available on ___________________________, 19__.] [It is requested that the
Letter(s) of Credit requested hereby be made available as soon as possible.]

                 [The proceeds of the Revolving Borrowing requested hereby is are to be used for the following Investments, which Investments are permitted under Section 6.3(c) and/or 6.3(d) of the Credit Agreement [identify Investment and specify whether Investment is a Construction and Development
Investment:__________________________________

                                  Exhibit R-2

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________.]

                 [The Letter of Credit requested hereby is to be used for the following purpose:______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________.]

                 The undersigned, a Responsible Officer of Borrower, hereby certifies that:

                 (a) the representations and warranties of Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

                 (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the proposed extension of credit; and

                 (c) Borrower has performed all agreements and satisfied all conditions under the Credit Agreement to be performed or satisfied by it on or before the date hereof.

                 All terms used herein which are defined in the Credit Agreement shall have the meaning set forth therein, unless specifically defined herein.

Dated: _____________________, 19____


                                        AMERICAN HEALTH PROPERTIES, INC., a
                                        Delaware corporation


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------

                                  Exhibit R-2

                   TERMS AND CONDITIONS OF LETTERS OF CREDIT

Stated Amount:

Account Party:

Beneficiary:

Expiry Date:

Conditions for Drawing:





                                   Schedule 1

                                  SCHEDULE 1A


                 This Schedule 1A sets forth, for each Lender, its Domestic Lending Office, Eurodollar Lending Office (if different from its Domestic Lending Office), Commitment Percentage, and Commitment.

                             Revolving Commitments
                             ---------------------

   1.                    Lender:   FIRST UNION NATIONAL BANK OF NORTH CAROLINA

        Domestic Lending Office:   One First Union Center
                                   Charlotte, NC 28288-0735

      Eurodollar Lending Office:   See Domestic Lending Office

Revolving Commitment Percentage:   25.000000000%

           Revolving Commitment:   U.S. $25,000,000

   2.                    Lender:   WELLS FARGO BANK, NATIONAL ASSOCIATION

        Domestic Lending Office:   420 Montgomery Street
                                   9th Floor
                                   San Francisco, CA  94163

      Eurodollar Lending Office:   See Domestic Lending Office

Revolving Commitment Percentage:   25.000000000%

           Revolving Commitment:   U.S. $25,000,000

   3.                    Lender:   NATIONSBANK OF TEXAS, N.A.

        Domestic Lending Office:   901 Main Street, 67th Floor
                                   Dallas, TX  7520275

      Eurodollar Lending Office:   See Domestic Lending Office

Revolving Commitment Percentage:   20.000000000%

           Revolving Commitment:   U.S. $20,000,000

   4.                    Lender:   BERLINER HANDELS- UND FRANKFURTER BANK

        Domestic Lending Office:   111 West Ocean Blvd.
                                   Suite 1325
                                   P.O. Box 32186
                                   Long Beach, CA  90832-2186

      Eurodollar Lending Office:   See Domestic Lending Office

Revolving Commitment Percentage:   10.000000000%

           Revolving Commitment:   U.S. $10,000,000

   5.                    Lender:   COLORADO NATIONAL BANK

        Domestic Lending Office:   918 Seventeenth Street
                                   Mail Station:  CNBB0211
                                   Denver, CO  80202

      Eurodollar Lending Office:   See Domestic Lending Office

Revolving Commitment Percentage:   10.000000000%

           Revolving Commitment:   U.S. $10,000,000

   6.                    Lender:   SANWA BANK CALIFORNIA

        Domestic Lending Office:   601 South Figuerora Street
                                   8th Floor
                                   Los Angeles, CA  90017

      Eurodollar Lending Office:   See Domestic Lending Office

Revolving Commitment Percentage:   10.000000000%

           Revolving Commitment:   U.S. $10,000,000

         Total Revolving Lenders   Total Revolving Commitments
         -----------------------   ---------------------------

    6                              U.S. $100,000,000

                      Term Commitments
                      ----------------

   1.                    Lender:   WELLS FARGO BANK, NATIONAL ASSOCIATION

        Domestic Lending Office:   420 Montgomery Street
                                   9th Floor
                                   San Francisco, CA  94163

      Eurodollar Lending Office:   See Domestic Lending Office

                Term Commitment:   50.000000000%

Revolving Commitment Percentage:   U.S. $12,000,000

   2.                    Lender:   BANQUE PARIBAS

        Domestic Lending Office:   2029 Century Park East
                                   Suite 3900
                                   Los Angeles, CA  90067

      Eurodollar Lending Office:   See Domestic Lending Office

     Term Commitment Percentage:   50.000000000%

Revolving Commitment Percentage:   U.S. $12,000,000

              Total Term Lenders   Total Term Commitment
              ------------------   ---------------------

    2                              U.S. $24,000,000





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